UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2012

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-31334	54-1013306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court
Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.	CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Executive Vice President and Chief Growth Officer

SRA International, Inc. (the “Company”) announced on August 20, 2012 that its Executive Vice President and Chief Growth Officer, Jeffrey R. Rydant, will be taking a planned extended leave for personal interests in early calendar year 2013. As such, Mr. Rydant will move into an individual contributor role and support growth efforts across SRA beginning September 10 and continuing after he returns from leave.

Max Hall will rejoin SRA on September 10, 2012 to be Executive Vice President and Chief Growth Officer.

A copy of the press release dated August 20, 2012, announcing the planned extended leave of Mr. Rydant is attached hereto as Exhibit 99.1.

SECTION 9.	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Exhibit
99.1	Press Release dated August 20, 2012, announcing the extended leave of Jeffrey R. Rydant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: August 20, 2012	/S/ ANNE M. DONOHUE
Anne M. Donohue
Senior Vice President & General Counsel